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                                                                    EXHIBIT 10.1

               MONROE TAX INCREMENTAL FINANCE DISTRICT NUMBER FIVE
                 AMENDMENT OF PURCHASE AND DEVELOPMENT AGREEMENT
                            BADGER STATE ETHANOL, LLC


         THIS AGREEMENT entered into as of May 29, 2001, between Badger State Ethanol, LLC (the "Purchaser") and the City of Monroe, a municipality organized under the laws of the State of Wisconsin (the "City").

         WHEREAS, the City and Purchaser entered into a Purchase and Development Agreement dated as of October 11, 2000, a true and correct copy of which is attached hereto (the "Agreement"), and

         WHEREAS, it is the mutual interest of the City and Purchaser to amend the Agreement to extend the Date of Closing.

         NOW, THEREFORE, the parties agree that the Agreement shall be and hereby is amended as follows:

         1. DATE OF CLOSING. This transaction is to be closed at the office of the City's legal counsel on or before the earlier of September 30, 2001 or the date Purchaser closes on Purchaser's primary financing, or at such other time and place as may be agreed in writing.

         2. Except as expressly provided by this agreement all covenants of the Agreement, and any prior amendments or supplements thereto, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

CITY OF MONROE


By:     /s/ William M. Ross, Jr.  [Seal]  By:    /s/ James R. Byers       [Seal]
    ------------------------------            ----------------------------
     William M. Ross, Jr., Mayor               James R. Byers, City Clerk


BADGER STATE ETHANOL, LLC


By:     /s/ John Malchine         [Seal]  By:    /s/ Gary Kramer          [Seal]
    ------------------------------            ----------------------------
     John Malchine, Member                     Gary Kramer, Member and
                                               Chairman of the Board